Guarantees and Commitments	12 Months Ended
Dec. 31, 2015
Guarantees [Abstract]
Guarantees [Text Block]
Guarantees and Commitments
Guarantees
Guarantees are defined as contracts or indemnification agreements that contingently require us to make payments to third parties based on changes in the underlying agreements with the guaranteed parties. The following summarizes our outstanding guarantees, including those of our discontinued operations, made to third parties on our Consolidated Balance Sheet, for the periods shown.

	2015		2014
December 31, ($ in millions)	Maximum liability	Carrying value of liability	Maximum liability	Carrying value of liability
Standby letters of credit and other guarantees	$208	$13	$268	$19

Standby Letters of Credit
Corporate Finance has exposure to standby letters of credit that represent irrevocable guarantees of payment of specified financial obligations. Third-party beneficiaries primarily utilize standby letters of credit as insurance in the event of nonperformance by our customers. Assets of the customers (e.g., trade receivables, inventory, and cash deposits) generally collateralize the letters of credit. Expiration dates on letters of credit range from certain ongoing commitments that will expire during the upcoming year to terms of several years for certain letters of credit.
If nonperformance by a customer occurs for letters of credit, we can be liable for payment of the letter of credit to the beneficiary with our likely recourse being a charge back to the customer or liquidation of the collateral.
Commitments
Financing Commitments
The contractual commitments were as follows.

December 31, ($ in millions)	2015	2014
Commitments to provide capital to investees (a)	$132	$66
Construction-lending commitments (b)	197	110
Home equity lines of credit (c)	358	371
Unused revolving credit line commitments and other (d)	1,445	1,284

(a)	We are committed to contribute capital to certain investees. The fair value of these commitments is considered in the overall valuation of the underlying assets with which they are associated.

(b)	The fair value of these commitments is considered in the overall valuation of the related assets.

(c)	We are committed to fund the remaining unused balances on home equity lines of credit.

(d)	The unused portion of revolving lines of credit reset at prevailing market rates and, as such, approximate market value.
Revolving credit line commitments contain an element of credit risk. Management reduces its credit risk for unused revolving credit line commitments by applying the same credit policies in making commitments as it does for extending loans. We typically require collateral as these commitments are drawn.
Lease Commitments
Future minimum rental payments required under operating leases, primarily for real property, with noncancelable lease terms expiring after December 31, 2015, are as follows.

Year ended December 31, ($ in millions)
2016	$39
2017	34
2018	31
2019	31
2020	29
2021 and thereafter	99
Total minimum payment required	$263

Certain of the leases contain escalation clauses and renewal or purchase options. Rental expenses under operating leases were $51 million, $50 million, and $47 million in 2015, 2014, and 2013, respectively.
Contractual Commitments
We have entered into multiple agreements for information technology, voice and communication technology, and related maintenance. Many of the agreements are subject to variable price provisions, fixed or minimum price provisions, and termination or renewal provisions.

Year ended December 31, ($ in millions)
2016	$47
2017 and 2018	51
2019 and thereafter	3
Total future payment obligations	$101